Exhibit 10.15.4

FIRST AMENDMENT TO
SECOND AMENDED AND RESTATED
SENIOR SECURED REVOLVING CREDIT AGREEMENT

This FIRST AMENDMENT TO SECOND AMENDED AND RESTATED SENIOR SECURED REVOLVING CREDIT AGREEMENT (this “Amendment”), dated as of July 23, 2002, is entered into by and among CORPORATE OFFICE PROPERTIES, L.P., a Delaware limited partnership (“Borrower”), CORPORATE OFFICE PROPERTIES TRUST, a Maryland real estate investment trust (“COPT”), any Mortgaged Property Subsidiary that is or may become a party to the Credit Agreement (together with Borrower and COPT, the “Loan Parties”), DEUTSCHE BANK TRUST COMPANY AMERICAS (fka Bankers Trust Company) and the other Lenders that are or may become a party to the Credit Agreement (individually, a “Lender” and collectively, the “Lenders”) and DEUTSCHE BANK TRUST COMPANY AMERICAS (fka Bankers Trust Company) as agent for the Lenders (in such capacity, “Agent”).

R E C I T A L S

A.                                    The Loan Parties, the Lenders and Agent have entered into that certain Second Amended and Restated Senior Secured Revolving Credit Agreement dated as of March 8, 2002 (the “Credit Agreement”).  Initially capitalized terms not otherwise defined in this Amendment shall have the respective definitions ascribed to them in the Credit Agreement.

B.                                    By entering into this Amendment, the Loan Parties, the Lenders and Agent desire to amend the Credit Agreement as more particularly set forth herein.

A G R E E M E N T

NOW, THEREFORE, in consideration of the foregoing Recitals (which by this reference are incorporated herein) and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.                                      Increase in Letter of Credit Sublimit.  Subsection 2.16.1(ii) of the Credit Agreement is amended and restated in its entirety as follows:

“(ii)                            any Letter of Credit, if after giving effect to such issuance, the Letter of Credit Usage would exceed $10,000,000;”

2.                                      Representations and Warranties.  Acknowledging that each of the following representations and warranties is given to induce Agent and the other Lenders to enter into this Amendment and the documents related thereto, each of Loan Parties hereby represents and warrants to Agent and the other Lenders that:

(a)          The execution and delivery of this Amendment and the other documents related thereto do not contravene, result in the breach of or constitute a default under any deed of trust, loan agreement, indenture or other contract or agreement to which any Loan Party is a party or by which any Loan Party or any of their respective properties may be bound (nor would such execution and delivery constitute such a default with the passage of time or the giving of notice or both) and does not violate or contravene any law, order, decree, rule, regulation or restriction to which any Loan Party or any of the Mortgaged Properties is subject;

(b)          This Amendment and the other documents related thereto, if any, constitute the legal, valid and binding obligations of Loan Parties that are parties thereto, and are enforceable against such Loan Parties in accordance with their respective terms;

(c)          The respective execution and delivery of, and performance under, this Amendment and the other documents related thereto are within the applicable Loan Parties’ respective power and authority without the joinder or consent of any other party and have been duly authorized by all requisite action and are not in contravention of law or their respective organizational documents;

(d)          There exists no Event of Default or Potential Event of Default under the Loan Documents and there are no offsets, claims or defenses with respect to any of the Obligations, including the Guarantied Obligations under the COPT Guaranty;

(e)          Except for those representations and warranties that are expressly limited to apply to or as of a specific date, all the representations and warranties of the Loan Parties under the Loan Documents and all the representations and warranties of COPT under the COPT Guaranty are true and correct in all material respects on the date hereof, all of which are hereby ratified and reaffirmed for all purposes;

(f)            There has been no amendment or supplement or change to the organizational and governance documents of the Loan Parties that were delivered and certified to Agent and the other Lenders at or subsequent to Closing Date, all of which organizational and governance documents are in full force and effect on the date hereof; and

(g)         As of the date hereof, each of the Loan Parties is in legal existence and good standing under the laws of the state of its respective formation or creation and are duly authorized to conduct business in which their respective Mortgaged Properties are located.

3.                                      Ratification; Restatement.  Each of the Loan Parties restates and remakes all of the covenants and agreements contained in the Credit Agreement and other Loan Documents as of the date hereof, and acknowledges and agrees that, except as modified herein, the Credit Agreement has not been otherwise modified or amended and remains in full force and effect.  The Security Documents are hereby ratified and confirmed as valid, subsisting and continuing to secure the Notes, the Loan Documents and any other Obligations, as modified by this Amendment and all related documents.  Nothing herein shall in any manner diminish, impair or extinguish the Notes, the Security Documents, or any of the other Obligations.  The recitals set forth above are true, accurate and complete.

4.                                      Conditions Precedent to Effectiveness.  This Amendment shall not become effective, nor shall Agent and the other Lenders be obligated hereunder, until each of the following conditions precedent in favor of Agent and the other Lenders has been satisfied:

(a)          The applicable Loan Parties shall have executed and delivered to Agent this Amendment and all other documents to be executed in connection herewith (including any amendments to or restatements of the Mortgages, Security Documents, other Loan Documents or financing statements and fixture filings required by Agent);

(b)          No Event of Default or Potential Event of Default under the Loan Documents shall exist and be continuing; and

(c)          Agent shall have received from the Loan Parties all certificates and other evidence and opinions of counsel as Agent shall in its sole and absolute discretion require concerning, inter alia, the Loan Parties’ respective due power and authority to enter into, deliver and perform their respective obligations under this Amendment and all other documents executed in connection therewith.

5.                                      Miscellaneous.

(a)          Conflicts.  In the event of any conflict between the terms and provisions of the Credit Agreement and this Amendment, the terms and provisions of this Amendment shall control and govern.

(b)          Counterparts.  This Amendment may be executed in any number of counterparts, each of which shall be considered an original but all of which, when taken together, shall constitute but one and the same instrument.

(c)          Further Assurances.  Each of the Loan Parties hereby agrees to execute and deliver to Agent, promptly upon request from Agent, such other and further documents as may be reasonably necessary or appropriate to consummate the transactions contemplated in this Amendment and the other documents related thereto or to perfect the liens, security interests, collateral assignments and financing statements as Agent may request to more fully evidence the security and collateral contemplated in such documents.

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IN WITNESS WHEREOF, the parties to this Amendment have caused this Amendment to be executed as of the date first above written.

LOAN PARTIES:	CORPORATE OFFICE PROPERTIES, L.P.,
a Delaware limited partnership

	By:	Corporate Office Properties Trust, a Maryland real estate investment trust, its sole general partner

		By:	/s/ Roger A. Waesche, Jr.
		Name:	Roger A. Waesche, Jr.
		Title:	Senior Vice President

CORPORATE OFFICE PROPERTIES TRUST,
a Maryland real estate investment trust

By:	/s/ Roger A. Waesche, Jr.
Name:	Roger A. Waesche, Jr.
Title:	Senior Vice President

LENDERS AND AGENT:	DEUTSCHE BANK TRUST COMPANY AMERICAS
(fka Bankers Trust Company), as a Lender and the Agent

	By:	/s/ Brenda Casey
	Name:	Brenda Casey
	Title:	Vice President

THE BANK OF NOVA SCOTIA,
as a Lender

	By:	/s/ NEIL J.CRAWFORD
	Name:	NEIL J.CRAWFORD
	Title:	DIRECTOR

FLEET NATIONAL BANK,
as a Lender

	By:	/s/ James B. McLaughlin
	Name:	James B. McLaughlin
	Title:	Director

CHEVY CHASE BANK, FSB,
as a Lender

	By:	/s/ J.Jordan O’Neill, III
	Name:	J.Jordan O’Neill, III
	Title:	Vice President

BRANCH BANKING & TRUST COMPANY,
as a Lender

	By:	/s/ Elizabeth L. Paulson
	Name:	Elizabeth L. Paulson
	Title:	Senior Vice President

SUNTRUST BANK
(formerly Crestar Bank),
as a Lender

By:	/s/ Nancy B Richards
Name:	Nancy B Richards
Title:	Vice President

KEYBANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ John Scott
Name:	John Scott
Title:	Assistant Vice President

PROVIDENT BANK,
A MARYLAND BANKING INSTITUTION,
as a Lender

By:	/s/ Carole A. Stafford
Name:	Carole A. Stafford
Title:	Vice President